UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2020
VOCERA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA
(Address of principal executive offices)

95126
(Zip Code)
(408) 882-5100
(Registrant’s telephone number, including area code)

Not Applicable
___________________________________________________________________________________
(Former name or former address, if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0003 par value	VCRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01.    Regulation FD Disclosure.
On August 19, 2020, Vocera Communications, Inc. (the “Company”) announced that it entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) to purchase 100% of the membership interests of EASE Applications, LLC (the “Acquisition”). EASE offers a cloud-based communications platform and mobile application that enables friends and family members to receive updates about the progress of their loved one in the hospital.
Pursuant to the terms of the Purchase Agreement, at closing the Company will pay to the Sellers approximately $25,000,000 in cash, subject to customary adjustments for cash, debt and transaction expenses (the “Initial Purchase Price”). The Company may also make two additional payments of up $5,000,000 each if the acquired EASE business achieves certain financial metrics in 2021 and 2022 (the “Additional Purchase Price”). The Company plans to fund the cash payments required to complete the Acquisition with cash on hand. Other than the payments of the Initial Purchase Price and the Additional Purchase Price, the Company does not anticipate that the Acquisition will have a material impact on its revenue or expenses in the near term.
As part of the Acquisition the Company will issue restricted stock units totaling approximately 60,000 shares of Company common stock in the aggregate to approximately 11 EASE employees who will join the Company. These restricted stock units will vest over three years after the closing of the Acquisition. The restricted stock units will be made from an inducement plan created for the Acquisition and adopted by the Company’s Board of Directors pursuant to the inducement plan exemption provided under the NYSE listing rules.
The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.01	Vocera Communications Press Release dated August 19, 2020
104	The cover page on this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.
August 19, 2020	By:	/s/ Justin R. Spencer
Justin R. Spencer
Executive Vice President and Chief Financial Officer